        Exhibit FS-1(b)
ASSETS                                                               ENERGY           POWERGEN        CHEMICALS      REAL ESTATE
                                                                        $                $                $               $
Fixed assets
I.  Intangible assets
    Intangible assets subject to amortization
    Marketing-related intangible assets                                21,929,220      182,400,000     172,844,032               -
    Customer-related intangible assets                                732,593,565    1,031,760,000      15,031,833         298,194
    Contact-based intangible assets                                 1,127,941,760                -     165,513,605       2,898,501
    Technology-based intangible assets                                  4,656,557                -     655,476,261               -
    Intangible assets not subject to amortization                     552,225,604                -      34,877,336               -
    Goodwill                                                        3,076,248,900    8,999,331,802   2,999,693,780      18,016,852
    Goodwill (technical)                                                        -                -               -               -
    Other intangible assets                                                     -                -               -               -
    Advance payments                                                            -                -       7,640,932               -
    Total Intangible assets                                         5,515,595,606   10,213,491,802   4,051,077,779      21,213,547

II. Property, plant and equipment
    Real estate, leasehold rights                                   3,357,438,490      128,707,598     763,358,893   1,560,312,010
    Buildings, including buildings on leasehold land                3,064,892,800      544,993,975   1,144,810,361   3,655,676,469
    Mine developement costs, mines, drillings                          15,126,762                -               -               -
    Nuclear fuel elements                                              10,864,887                -               -               -
    Technical equipment, plant and maschinery                      16,220,452,187    7,067,640,325   2,601,138,012         512,878
    Other equipment, fixtures, furniture and office equipment         244,000,023      577,280,942     319,714,263      13,197,062
    Advance payments and construction in progress                     819,798,533      514,760,453     641,922,496       7,828,329
    Total Property, plant and equipment                            23,732,573,682    8,833,383,293   5,470,944,025   5,237,526,748

III.Financial assets
    Shares in non-consolidated affiliated companies                   560,245,737                -      93,091,449       2,169,182
    Long-term loans to affiliated companies                           171,740,044                -         948,926               -
    Shares in associated companies                                  5,738,006,509      367,558,218     379,410,132       1,111,224
    Other share investments                                         1,573,331,182      216,762,682      37,155,453      39,138,059
    Loans to associated and other companies                           255,112,470       70,547,305       6,653,436               -
    Long-term securities                                            1,210,166,563      121,987,754      40,024,812               -
    Loans related to banking operations and other long-term loans     933,398,250                -      99,770,948       2,362,276
    Total Financial assets                                         10,442,000,755      776,855,959     657,055,156      44,780,741

    Total Fixed assets                                             39,690,170,043   19,823,731,054  10,179,076,960   5,303,521,036

Non-fixed assets
I.  Inventories
    Raw materials and supplies                                      1,100,038,061      456,779,395     499,137,969     120,024,664
    Work in progress                                                   40,248,462                -     164,347,026     277,400,790
    Finished products, goods purchased for sale                        84,379,660                -   1,097,283,404     171,251,469
    Total Inventories                                               1,224,666,183      456,779,395   1,760,768,399     568,676,923

II. Receivables and other assets
    Financial receivables and other assets                          2,373,244,012       33,271,968     245,841,564               -
    Operating receivables and other assets                          7,861,702,083    2,691,286,798   2,865,558,093     585,801,709
    Receivables and other assets                                   10,234,946,095    2,724,558,766   3,111,399,657     585,801,709
    Share investments to be sold
    Securities                                                      8,082,788,791                -      16,975,815       2,842,583
    Liquid funds                                                      855,757,372      178,060,379     251,660,118      18,608,632
    Assets of disposal groups                                                   -                -               -               -
    Total Non-fixed assets                                         20,398,158,441    3,359,398,540   5,140,803,989   1,175,929,847

III.Prepaid expenses/Deferred taxes
    Deferred taxes                                                  1,807,075,619                -     415,115,797      71,262,808
    Prepaid expenses                                                  238,801,347       94,778,778      57,306,185       7,801,091

Total assets                                                       62,134,205,450   23,277,908,372  15,792,302,931   6,558,514,782




ASSETS                                                                  SUBTOTAL      HOLDING/OTHERS  TOTAL 31.12.2002
                                                                            $                $                $
Fixed assets
I.  Intangible assets
    Intangible assets subject to amortization
    Marketing-related intangible assets                                   377,173,252               -       377,173,252
    Customer-related intangible assets                                  1,779,683,592               -     1,779,683,592
    Contact-based intangible assets                                     1,296,353,866               -     1,296,353,866
    Technology-based intangible assets                                    660,132,818               1       660,132,819
    Intangible assets not subject to amortization                         587,102,940         492,626       587,595,566
    Goodwill                                                           15,093,291,334               -    15,093,291,334
    Goodwill (technical)                                                            -              11                11
    Other intangible assets                                                         -               -                 -
    Advance payments                                                        7,640,932               -         7,640,932
    Total Intangible assets                                            19,801,378,734         492,638    19,801,871,372

II. Property, plant and equipment
    Real estate, leasehold rights                                       5,809,816,991      68,439,404     5,878,256,395
    Buildings, including buildings on leasehold land                    8,410,373,605     292,202,835     8,702,576,440
    Mine developement costs, mines, drillings                              15,126,762               -        15,126,762
    Nuclear fuel elements                                                  10,864,887               -        10,864,887
    Technical equipment, plant and maschinery                          25,889,743,402         297,949    25,890,041,351
    Other equipment, fixtures, furniture and office equipment           1,154,192,290      15,352,895     1,169,545,185
    Advance payments and construction in progress                       1,984,309,811      17,505,748     2,001,815,559
    Total Property, plant and equipment                                43,274,427,748     393,798,831    43,668,226,579

III.Financial assets
    Shares in non-consolidated affiliated companies                       655,506,368       7,106,614       662,612,982
    Long-term loans to affiliated companies                               172,688,970     440,424,726       613,113,696
    Shares in associated companies                                      6,486,086,083     977,683,450     7,463,769,533
    Other share investments                                             1,866,387,376   3,946,695,438     5,813,082,814
    Loans to associated and other companies                               332,313,211     145,300,802       477,614,013
    Long-term securities                                                1,372,179,129     209,185,599     1,581,364,728
    Loans related to banking operations and other long-term loans       1,035,531,474       3,233,428     1,038,764,902
    Total Financial assets                                             11,920,692,611   5,729,630,057    17,650,322,668

    Total Fixed assets                                                 74,996,499,093   6,123,921,526    81,120,420,619

Non-fixed assets
I.  Inventories
    Raw materials and supplies                                          2,175,980,089     (19,275,988)    2,156,704,101
    Work in progress                                                      481,996,278               -       481,996,278
    Finished products, goods purchased for sale                         1,352,914,533       2,106,141     1,355,020,674
    Total Inventories                                                   4,010,890,900     (17,169,847)    3,993,721,053

II. Receivables and other assets
    Financial receivables and other assets                              2,652,357,544    (731,907,618)    1,920,449,926
    Operating receivables and other assets                             14,004,348,683   3,684,823,664    17,689,172,347
    Receivables and other assets                                       16,656,706,227   2,952,916,046    19,609,622,273
    Share investments to be sold
    Securities                                                          8,102,607,189    (752,445,224)    7,350,161,965
    Liquid funds                                                        1,304,086,501      65,648,600     1,369,735,101
    Assets of disposal groups                                                       -     528,463,846       528,463,846
    Total Non-fixed assets                                             30,074,290,817   2,777,413,421    32,851,704,238

III.Prepaid expenses/Deferred taxes
    Deferred taxes                                                      2,293,454,224     870,552,050     3,164,006,274
    Prepaid expenses                                                      398,687,401      52,990,075       451,677,476

Total assets                                                          107,762,931,535   9,824,877,072   117,587,808,607



                 exchange rate: 1 $ US =       (euro) 0.96


ASSETS                                                                  Energy              Powergen           Chemicals
                                                                        (euro)               (euro)              (euro)
Fixed assets
I.  Intangible assets
    Intangible assets subject to amortization
    Marketing-related intangible assets                                 21,085,788          175,384,615        166,196,185
    Customer-related intangible assets                                 704,416,889          992,076,923         14,453,686
    Contact-based intangible assets                                  1,084,559,385                    -        159,147,697
    Technology-based intangible assets                                   4,477,459                    -        630,265,636
    Intangible assets not subject to amortization                      530,986,158                    -         33,535,900
    Goodwill                                                         2,957,931,635        8,653,203,656      2,884,320,942
    Goodwill (technical)                                                         -                    -                  -
    Other intangible assets                                                      -                    -                  -
    Advance payments                                                             -                    -          7,347,050
    Total Intangible assets                                          5,303,457,314        9,820,665,194      3,895,267,096

II. Property, plant and equipment
    Real estate, leasehold rights                                    3,228,306,240          123,757,306        733,998,936
    Buildings, including buildings on leasehold land                 2,947,012,308          524,032,668      1,100,779,193
    Mine developement costs, mines, drillings                           14,544,963                    -                  -
    Nuclear fuel elements                                               10,447,007                    -                  -
    Technical equipment, plant and maschinery                       15,596,588,641        6,795,808,005      2,501,094,242
    Other equipment, fixtures, furniture and office equipment          234,615,407          555,077,829        307,417,561
    Advance payments and construction in progress                      788,267,820          494,961,974        617,233,169
    Total Property, plant and equipment                             22,819,782,386        8,493,637,782      5,260,523,101

III.Financial assets
    Shares in non-consolidated affiliated companies                    538,697,824                    -         89,511,009
    Long-term loans to affiliated companies                            165,134,658                    -            912,429
    Shares in associated companies                                   5,517,313,951          353,421,363        364,817,435
    Other share investments                                          1,512,818,444          208,425,656         35,726,397
    Loans to associated and other companies                            245,300,452           67,833,947          6,397,535
    Long-term securities                                             1,163,621,695          117,295,917         38,485,396
    Loans related to banking operations and other long-term loans      897,498,317                    -         95,933,604
    Total Financial assets                                          10,040,385,341          746,976,883        631,783,805

    Total Fixed assets                                              38,163,625,041       19,061,279,859      9,787,574,002

Non-fixed assets
I.  Inventories
    Raw materials and supplies                                       1,057,728,905          439,210,957        479,940,355
    Work in progress                                                    38,700,444                    -        158,025,987
    Finished products, goods purchased for sale                         81,134,288                    -      1,055,080,196
    Total Inventories                                                1,177,563,637          439,210,957      1,693,046,538

II. Receivables and other assets
    Financial receivables and other assets                           2,281,965,396           31,992,277        236,386,119
    Operating receivables and other assets                           7,559,328,926        2,587,775,767      2,755,344,320
    Receivables and other assets                                     9,841,294,322        2,619,768,044      2,991,730,439
    Share investments to be sold                                                 -                    -                  -
    Securities                                                       7,771,912,299                    -         16,322,899
    Liquid funds                                                       822,843,627          171,211,903        241,980,883
    Assets of disposal groups                                                    -
    Total Non-fixed assets                                          19,613,613,885        3,230,190,904      4,943,080,759

III.Prepaid expenses/Deferred taxes
    Deferred taxes                                                   1,737,572,711                    -        399,149,805
    Prepaid expenses                                                   229,616,680           91,133,440         55,102,101

Total assets                                                        59,744,428,317       22,382,604,203     15,184,906,667




ASSETS                                                              Real estate     subtotal     Holding/Others  Total 31.12.2002
                                                                      (euro)         (euro)          (euro)           (euro)
Fixed assets
I.  Intangible assets
    Intangible assets subject to amortization
    Marketing-related intangible assets                                        -      362,666,588               -       362,666,588
    Customer-related intangible assets                                   286,725    1,711,234,223               -     1,711,234,223
    Contact-based intangible assets                                    2,787,020    1,246,494,102               -     1,246,494,102
    Technology-based intangible assets                                         -      634,743,095               -       634,743,095
    Intangible assets not subject to amortization                              -      564,522,058         473,679       564,995,737
    Goodwill                                                          17,323,896   14,512,780,129               -    14,512,780,129
    Goodwill (technical)                                                       -                -              11                11
    Other intangible assets                                                    -                -               -
    Advance payments                                                           -        7,347,050               -         7,347,050
    Total Intangible assets                                           20,397,641   19,039,787,245         473,690    19,040,260,935

II. Property, plant and equipment
    Real estate, leasehold rights                                  1,500,300,010    5,586,362,492      65,807,119     5,652,169,611
    Buildings, including buildings on leasehold land               3,515,073,528    8,086,897,697     280,964,265     8,367,861,962
    Mine developement costs, mines, drillings                                  -       14,544,963               -        14,544,963
    Nuclear fuel elements                                                      -       10,447,007               -        10,447,007
    Technical equipment, plant and maschinery                            493,152   24,893,984,040         286,490    24,894,270,530
    Other equipment, fixtures, furniture and office equipment         12,689,483    1,109,800,280      14,762,398     1,124,562,678
    Advance payments and construction in progress                      7,527,239    1,907,990,202      16,832,451     1,924,822,653
    Total Property, plant and equipment                            5,036,083,412   41,610,026,681     378,652,723    41,988,679,404

III.Financial assets
    Shares in non-consolidated affiliated companies                    2,085,752      630,294,585       6,833,282       637,127,867
    Long-term loans to affiliated companies                                    -      166,047,087     423,485,313       589,532,400
    Shares in associated companies                                     1,068,485    6,236,621,234     940,080,240     7,176,701,474
    Other share investments                                           37,632,749    1,794,603,246   3,794,899,460     5,589,502,706
    Loans to associated and other companies                                    -      319,531,934     139,712,309       459,244,243
    Long-term securities                                                       -    1,319,403,008     201,140,000     1,520,543,008
    Loans related to banking operations
      and other long-term loans                                        2,271,419      995,703,340       3,109,067       998,812,407
    Total Financial assets                                            43,058,405   11,462,204,434   5,509,259,671    16,971,464,105

    Total Fixed assets                                             5,099,539,458   72,112,018,360   5,888,386,084    78,000,404,444

Non-fixed assets
I.  Inventories
    Raw materials and supplies                                       115,408,331    2,092,288,548     (18,534,605)    2,073,753,943
    Work in progress                                                 266,731,529      463,457,960               -       463,457,960
    Finished products, goods purchased for sale                      164,664,874    1,300,879,358       2,025,136     1,302,904,494
    Total Inventories                                                546,804,734    3,856,625,866     (16,509,469)    3,840,116,397

II. Receivables and other assets
    Financial receivables and other assets                                     -    2,550,343,792    (703,757,325)    1,846,586,467
    Operating receivables and other assets                           563,270,874   13,465,719,887   3,543,099,677    17,008,819,564
    Receivables and other assets                                     563,270,874   16,016,063,679   2,839,342,352    18,855,406,031
    Share investments to be sold                                               -                -               -                 -
    Securities                                                         2,733,253    7,790,968,451    (723,505,023)    7,067,463,428
    Liquid funds                                                      17,892,915    1,253,929,328      63,123,654     1,317,052,982
    Assets of disposal groups                                                                   -     508,138,314       508,138,314
    Total Non-fixed assets                                         1,130,701,776   28,917,587,324   2,670,589,828    31,588,177,152

III.Prepaid expenses/Deferred taxes
    Deferred taxes                                                    68,521,931    2,205,244,447     837,069,278     3,042,313,725
    Prepaid expenses                                                   7,501,049      383,353,270      50,951,995       434,305,265

Total assets                                                       6,306,264,214  103,618,203,401   9,446,997,185   113,065,200,586